UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 29, 2023

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 3165

Harrisburg, Pennsylvania 17105

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	RAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02. Results of Operations and Financial Condition.

On June 29, 2023, Rite Aid Corporation (the “Company”) reported its financial position and results of operations as of and for the thirteen week period ended June 3, 2023. The press release includes the non-GAAP financial measures, “Adjusted EBITDA,” “Adjusted Net Income (Loss)” and “Adjusted Net Income (Loss) per Diluted Share.” The Company uses these non-GAAP measures in assessing its performance in addition to net income, the most directly comparable GAAP financial measure. Reconciliations of Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share to net income (loss) and net income (loss) per diluted share, the most directly comparable GAAP financial measures, are included in the press release, which is furnished as Exhibit 99.1 hereto. The Company presents these non-GAAP financial measures in order to provide transparency to its investors because they are measures that management uses to assess both management performance and the financial performance of its operations and to allocate resources. In addition, management believes that these measures may assist investors with understanding and evaluating the Company’s initiatives to drive improved financial performance and enables investors to supplementally compare its operating performance with the operating performance of its competitors including with those of its competitors having different capital structures.

The Company believes Adjusted EBITDA serves as an appropriate measure in evaluating the performance of its business and helps its investors better compare the Company’s operating performance with its competitors. The Company defines Adjusted EBITDA as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility exit and impairment, goodwill and intangible asset impairment charges, inventory write-downs related to store closings, gains or losses on debt retirements and modifications and other items (including stock-based compensation expense, merger and acquisition-related costs, non-recurring litigation and other contractual settlements, severance, restructuring-related costs, costs related to facility closures, gain or loss on sale of assets, the gain or loss on Bartell acquisition, and the change in estimate related to manufacturer rebate receivables). The Company references this non-GAAP financial measure frequently in its decision-making because it provides supplemental information that facilitates internal comparisons to historical periods and external comparisons to competitors. In addition, incentive compensation is based in part on Adjusted EBITDA and the Company bases certain of its forward-looking estimates and budgets on Adjusted EBITDA. While the Company has excluded certain of these items from historical non-GAAP financial measures, there is no guarantee that the items excluded from non-GAAP financial measures will not continue into future periods. For instance, the Company expects to continue to experience charges for facility exit and impairment charges and inventory write-downs related to store closures as the Company continues to complete a multi-year strategic initiative designed to improve overall performance. The Company also expects to continue to experience and report restructuring-related charges associated with continued execution of its strategic initiatives.

The Company defines Adjusted Net Income (Loss) as net income (loss) excluding amortization expense, merger and acquisition-related costs, non-recurring litigation and other contractual settlements, gains or losses on debt retirements and modifications, LIFO adjustments, goodwill and intangible asset impairment charges, restructuring-related costs, the gain or loss on Bartell acquisition, and the change in estimate related to manufacturer rebate receivables. The Company calculates Adjusted Net Income (Loss) per Diluted Share using the Company’s above-referenced definition of Adjusted Net Income (Loss). The Company believes Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share serve as appropriate measures to be used in evaluating the performance of its business and help its investors better compare the Company’s operating performance over multiple periods.

In addition, the add back of LIFO (credits) charges when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects Rite Aid’s results as if the Company was on a FIFO inventory basis.

Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share should not be considered in isolation from, and are not intended to represent alternative measures of, operating results or of cash flows from operating activities, as determined in accordance with GAAP. The Company’s definitions of Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share may not be comparable to similarly titled measurements reported by other companies, including companies in its industry, or similar terms in the Company’s debt facilities.

In addition, a copy of the Company’s Earnings Release Supplement for the first quarter of fiscal 2024 is being furnished as Exhibit 99.2 to this Form 8-K.

The information (including Exhibits 99.1 and 99.2) being furnished pursuant to this “Item 2.02. Results of Operations and Financial Condition” shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated June 29, 2023.
99.2	First Quarter Fiscal 2024 Supplemental Information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: June 29, 2023	By:	/s/ Matthew C. Schroeder
	Name:	Matthew C. Schroeder
	Title:	Executive Vice President and Chief Financial Officer